Lenders Presentation in connection with Amendment to Senior Secured Credit Facility and Senior Asset Based Revolving Facility Presentation on February 23, 2010 Exhibit 99.1

Disclaimer
This presentation includes forward-looking information and projections. Forward-looking statements and projections are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking information contained in this presentation.  A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our registration statement on Form S-4/A, filed July 27, 2009, and subsequent filings with the Securities and Exchange Commission.  Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, changes in future operating results over time or otherwise.
Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.
In addition to disclosing financial results that are determined in accordance with U.S. generally adjusted accounting principles
(“GAAP”), the Company also disclosed in this presentation certain non-GAAP financial information including, Cash Flow,
Adjusted EBITDA, Net Debt and Net Capex.  These financial measures are not recognized measures under GAAP, and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

3 Investment Snapshot

$346M
HD Supply at a Glance
HD Supply is One of the Largest
Wholesale Distributors
Serving the Highly Fragmented
U.S. and
Canadian
Infrastructure & Energy, Maintenance, Repair & Improvement and
Specialty Construction Sectors
The Company Operates a Diverse Portfolio of 10 Discrete
Distribution Businesses that Provide Approximately 1 Million
SKUs to Over 450,000 Professional Customers Including
Contractors, Government Entities, Maintenance Professionals,
Home Builders and Industrial Businesses
Operates Through Approximately  800 Locations Across 44 U.S.
States and 9 Canadian Provinces
Facilities
Maintenance
IPVF Utilities White Cap Waterworks
$6B
$12B
$22B
$22B
$49B
HDS Rank
% Share
Principal LOBs
Cash Flow 4 $494M $1,006M
$739M
FY07
Net Sales
Adj EBITDA
$12.6B
$11.7B
$9.8B
$7.7B
1
6
3%
7
3%
1
5%
1
8%
1
29%
($ in millions)
$1,030M
$747M
$601M
Fiscal Year End: 2006-1/28/07; 2007-2/3/08; 2008-2/1/09; 3Q09 ended 11/1/09
Residential
18%
Non-Residential
28%
MRO 22%
Net Sales by End Customer
(YTD’09 Estimate)
Infrastructure
and Other
32%
Company Overview
End Markets
Financial Summary
3Q09LTM
3
FY06PF
2
FY08
3
1. See appendix for reconciliation to GAAP Net Income
2. Pro Forma for two months of Hughes results prior to acquisition by HD Supply in 2006; Revenue: $1.3B and EBITDA: $0.1B
3. Adj EBTDA includes previously disclosed 4Q08 charge of $33M related to increase in Accounts Receivable valuation allowance.
4. Pre-Tax, Unlevered; See appendix for reconciliation to GAAP Operating Cash Flow
5. Management Estimates
6. Facilities Maintenance is the largest distributor to multifamily properties
1
Addressable Opportunities
5

Executing Through a Challenging Environment
2006 2007 2008 2009E
SF (YOY%)
Non Res (YOY%)
(29.7%)
9.9%
(40.5%)
1.6%
(29.0%)
(30.3%)
2006 2007 2008 2009E
6.1%
4.8%
3.3%
$217B
$238B
$243B
$169B
1. Seasonally Adjusted Annual Rate; Economy.com (Nov ’09)
2. 3Q’09 Dodge (Total US, non-residential), BLS.gov, BEA.gov
3. Pro Forma for two months of Hughes results prior to acquisition by HD
Supply in 2006; GM=$0.3B & SG&A=$0.2B
4. Split by Management Estimates
1,474K
1,036K
616K
437K
SG&A%
Cash Flow
6
(Pre-Tax, Unlevered)
($ in millions)
GM%
4.6% 4.6%
5.8%
9.3%
FY07 FY08 3Q09
YTD
18.2%
20.4%
20.9%
21.4% 5
9.0%
9.2%
10.0%
10.4%
10.1%
10.8%
9.1%
12.3%
Fixed SG&A
4
$1,006M
FY07 FY08 3Q09
YTD
$494M
$398M
-2.2%
FY07 FY08 3Q09
YTD
26.6%
26.7%
27.0%
27.1% 5
Fiscal Year End: 2006-1/28/07; 2007-2/3/08; 2008-2/1/09; 3Q09 ended 11/1/09
5. GM% and SGA% presented on Adjusted EBITDA basis. 3Q09YTD
excludes restructuring of $9M (in GM%) and stock comp and
management fees of $13M and $4M resp. (in SGA%)
6. See appendix for reconciliation to GAAP Operating Cash Flow
Variable SG&A
4
SF Starts
1
Non Res
2
Nominal GDP
2
Unemployment Rate
2
FY06PP
3
Key Drivers HD Supply’s Response
FY06PF
3

Portfolio
of Assets
With Leading Positions
Exposure
and
Diverse
Revenue
Mix
Leverage and Sourcing Opportunities
Model
Driving
Significant Free Cash Flow
and
Strong Equity
...Poised for
Accelerated Growth on Rebound
Investment Thesis and Key Credit Highlights
Premier
Broad
Segment
Expansive Product Portfolio
Significant
Cost
Resilient
Business
Generation
Experienced, Motivated
Management Team
Sponsorship
Attractive Cycle Timing

7 Company Overview

Locations
> 40
31-40
21-30
11-20
1-10
0
WASH.
MONTANA
N. DAK.
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
WIS.
MICHIGAN
NEW YORK
IOWA
NEBR.
NEVADA
UTAH
COLORADO
KANSAS
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
TEXAS
ARKANSAS
LOUISIANA
ALABAMA
GEORGIA
FLORIDA
NORTH CAROLINA
S.C.
VA.
W. VA.
OHIO
KY.
TENN.
MO.
ILLINOIS
MAINE
ONTARIO
MANITOBA
MEXICO
Los Angeles
San Diego
Phoenix
Dallas
San Antonio
Houston
Chicago
New York
Philadelphia
Toronto
Montréal
Monterrey
THE BAHAMAS

2
HD Supply Overview
1  Additional 62 locations throughout 9 Canadian provinces.
2  All Others consists of Plumbing/HVAC, Creative Touch Interiors, Electrical, Repair & Remodel, Crown Bolt, and HD Supply Canada businesses.
Waterworks
22%
Facilities
Maintenance
22%
Utilities
13%
White Cap
12%
Industrial PVF
9%
All Others
22%
Business Description
Geographic Footprint
1
3Q’09 YTD Net Sales by Segment
HDS is One of the Largest Wholesale Distributors Serving the Highly Fragmented U.S. and Canadian Infrastructure &
Energy,
Maintenance,
Repair & Improvement and Specialty Construction Sectors
The Company Operates a Diverse Portfolio of Distribution Businesses that Provide Approximately 1 Million SKUs to Over 450,000
Professional
Customers,
Including Contractors, Government Entities, Maintenance Professionals, Home Builders and Industrial
Businesses
-
Operates Through Approximately  800 Locations Across 44 U.S. States and 9 Canadian Provinces
The Company Believes that Diversity in Product Portfolio, Vendor Relationships and Customer Base Reduces the Company’s
Exposure to Any Single Segment, Customer or Product
Size, Scale and National Presence Drive Competitive Advantage in Large, Fragmented Markets

Broad Product Portfolio
Plumbing
CTI
Electrical
Facilities Maintenance
Industrial PVF
Repair & Remodel
Crown Bolt
HD Supply Canada
Waterworks
Utilities
White Cap
Principal Lines of Business Principal Lines of Business
Other Lines of Business Other Lines of Business
Pipes, Meters and
Fire Hydrants
Maintenance
Repair
Concrete
Accessories
Overhead
Transmission
Pipes, Flanges,
Valves
Fasteners, Chain
Windows, Doors
Switchgear
Lighting
Pipes, Fixtures
HVAC
Fixtures Tools
and Fasteners
Flooring
Over one million products to meet the specific needs of HD Supply’s diverse customers

1
Industry Fundamentals
Highly
Fragmented
U.S. and Canadian Infrastructure &
Energy, Maintenance, Repair & Improvement and
Specialty Construction Sectors
Approximately $400B Opportunity
National Presence
and Offers a Greater Breadth of
Products and Services than Many of its Competitors
which are Specialized, Local or Regional
Value Creation from Distributors with Large Scale
- Broad Product and Service Offering
-
Strong Customer
Service
- Global Sourcing Capability
-
Significant Product Purchasing
Power
-
Broad Geographic
Coverage
- Sophisticated
Information Technology
Systems
($ in billions)
1
Management Estimates
Facilities
Maintenance
IPVF Utilities White Cap Waterworks
$6B
$12B
$22B
$22B
$49B
Principal Lines of Business
Large, Highly Fragmented Market
Addressable Opportunity

Industry Fundamentals (cont’d)
Expenditures In:
- Residential
and Commercial
Construction and
Maintenance
-
Water, Wastewater
and Electrical
Distribution
Infrastructure
-
Facility Repair
and Remodeling
- Industrial Production
Industry-Specific Trends…Supported by
Government Stimulus
- Maintenance and Improvement of
Aging
Water and
Wastewater Infrastructure
-
Upgrade of Transportation
Infrastructure (DOT)
-
Upgrade and Repair of Aging
Power Transmission
and Distribution Grid
-
Demand for Capital
Equipment in the Oil & Gas and
Petrochemical Markets
Macroeconomic Growth
- Population
- Economic Production
- Employment
Source: Dodge 3Q09 Release (Total US, non-residential), Economy.com (Nov ’09)
0.4%
8.4%
11.3%
12.4%
23.1%
Housing
Starts
Non- Res
Construction
Water
Systems
Infrastructure Renovation &
Improvement
Key Drivers Real End-Market Growth CAGRs: 2009 – 2014

Overview: 5 Highly Attractive Principal Businesses
#1 Supplier of Water and Wastewater Transmission Products
Dedicated Supplier
with National Footprint
Attractive Growth Driven by Replacement of Aging Water & Wastewater Infrastructure
Significant Free Cash Flow Generation
#1
Specialty Construction
Materials Supplier
with National
Footprint
that Provides Breadth of Core
Products to Professional Contractors
Positioned for Growth Through Key Capabilities to Serve All Geographic and Trade Segments
Flexible Service Model to Support Varying Customer Needs
#1 Distributor of Electrical Transmission and Distribution Products, Power Plant Maintenance, Repair and
Operations Supplies and Smart-grid Technologies
Significant Market Growth Due to Electric Transmission and Distribution Infrastructure Upgrade Requirements
Market Trend Towards Outsourcing, Automation, Inventory Management and Expanded MRO Services for
Large Investor-owned Utilities
Leading Distributor of Stainless Steel and Special Alloy Pipes, Plates, Sheets, Flanges and Fittings, as well as High
Performance Valves, Actuation Services and High-density Polyethylene Pipes and Fittings
Driven by Capital Spending in Oil, Gas and Petrochemical Industries
Purchasing and Inventory Management Expertise
High Barriers to Entry Due to Significant Inventory Investment Needed to Service Customer Needs
#1 MRO Distributor within Multi-Family Segment
Highly Stable
and Growing Facilities Maintenance Opportunity
Significant Expansion Opportunities in Adjacent Segments (Hospitality, Healthcare, Commercial)
1
Percentage of Total HDS Net Sales for 3Q09YTD
Waterworks
(22% of Net Sales )
Facilities
Maintenance
(22% of Net Sales )
Utilities
(13% of Net Sales )
White Cap
(12% of Net Sales )
Industrial PVF
(9% of Net Sales )
1
1
1
1
1

Business Strategy
1
HDS is the leader of the multifamily sub-segment of MRO, a $21 billion market.
Continue to Develop Five Principal Lines of Business, of which Four Have #1 Market Share
-
Growth Through Expansion of Product Offering and Service in Current and Adjacent Verticals
- Leverage
Strong National
Presence
and Invest
Locally to Grow Participation
- Greenfield Expansion
Capture Sourcing Opportunities… Vendor Consolidation and Shift to Low-Cost Country Sources
Expand Proprietary Brand Products
Deploy Analytical Pricing and Inventory Optimization Tools to Drive More Sophisticated and Disciplined
Product Pricing
Improve Cost Position
and Productivity…Branch Consolidations, Functional Excellence
Drive
Operational Efficiencies
by Leveraging
Scale
Enhance ERP Systems
to Improve Receivables and Inventory Management
Utilize Business Scale
and Vendor
Consolidation
Initiatives to Drive
More Favorable
Payment Terms
Focus on Consistent Application of Investment Metrics
Increase Local Scale Through Acquisition of Regional and Local Competitors
Leverage Significant Integration Expertise to Capture Maximum Synergies
Across Business Entities
Identify and Evaluate Potential Tuck-in Acquisitions Targets to Further Grow and Enhance Business
Maintain and Build
Upon Strong
Leadership Positions
in Principal Lines of
Business
Continue to
Implement Margin
Enhancement
Initiatives
Increase Operational
Efficiency through
Optimal Asset
Management
Supplement Organic
Growth with an
Active Potential
Acquisition Pipeline
1

Select Business Initiatives
Growth into Product Adjacencies and Expanding
Presence in Current Verticals
- Pumps
- Treatment Plants
Geographic Expansion
-
New Branch Openings and Strategic Acquisitions
Extending Core Stock Offering
- Storm Drain
Opportunity… ~$6B
– $1,309M YTD Net Sales; $84M YTD Adj. EBITDA
– 235 Locations in 41 U.S. States
– Strong Demand Driven by Maintenance and Repair of
Aging Water Infrastructure for Next Decade
Products… 25,000+ SKUs
– Pipes, Fittings, Valves, Meter and Fire Hydrants, etc…
– Fragmented Supplier Base
Customers… 49,000+
– 60% Private Development, 40% Public Works
– Highly Diversified Base, Top 50 Make Up 12% of Sales
– 80% of Customers Have Done Business in Each of the
Last Three Years
Associates… ~2,400
– 470 Outside Sales Reps… 13.2 Year Avg. Experience
– Highly Compensated, Variable Structure Yields Low
Turnover and Drives Best-in-Class Service
Key Competitive Advantages
– Strong Business Model with National Footprint of
Dedicated Branches
– Industry Leading Marketplace Experience
– Comprehensive Information Technology and Supply
Chain Integration Drives Efficient and Accurate Order
Fulfillment with a 96% Fill Rate
Waterworks’ Footprint
Overview: Waterworks
•
Waterworks
•
Fire Protection
1
See appendix for reconciliation to Segment Operating Income
1

Opportunity… ~$49B
- $1,256M YTD Net Sales; $228M YTD Adj. EBITDA
- Leading Multifamily MRO Provider
- Spending Generally Non-Discretionary
- Primary Focus in Multifamily, Hospitality, and Healthcare
- Growth Opportunities in Commercial, Institutional, and
Industrial Sectors
Products… 45,000 SKUs
- 16 Product Categories Including but not Limited to:
Plumbing, HVAC, Appliance, Lighting, Hardware,
Janitorial, Electrical, etc.
- OEM and Private Label Offerings
Customers… 220,000+ Active
- Diversified Customer Base Ranging from Small Property
Owners, Property Management Companies to Real
Estate Investment Trusts and Large Hotel Chains
- Top 100 Client Relationships Represent 46% of Sales
Associates… ~3,500
- 7 Call Center Locations
- 580+ Field and National Account Reps
- Highly Tenured Sales Force with 6+ Yrs Avg. Experience
Key Competitive Advantages
- Highly Diversified by Customer and Segment
- Hub and Spoke Model Featuring 38 Distribution Center
Locations, Enabling Next Day Delivery to 95% of U.S.
Facilities Maintenance Footprint
Select Business Initiatives
Specialization
- Tailoring Customer Experience by Vertical
Expanding Targeted Services Offering
Extending Offering into Adjacencies and New
Customer Opportunities
Overview: Facilities Maintenance
1
See appendix for reconciliation to Segment Operating Income
1

HD SUPPLY White Cap CONSTRUCTION SUPPLY

HD SUPPLY

Opportunity… ~$12B
– $692M YTD Net Sales; -$16M YTD Adj. EBITDA
– 143 Locations in 28 U.S. States
– 13 Completed Acquisitions Since 2004
Products… 26,000 SKUs
– Hardware, Tools and Materials Sold to Professional
Contractors
Customers… ~60,000
– 4 Divisional Sales Categories: Concrete Accessories
Division (CAD), Residential (RES),
Industrial/Commercial (IC) and Grading and
Waterproofing (GWP)
– Highly Diversified Customer base, with Top 50
Customers Representing ~9% of Sales
Associates… ~2,700
– 470+ Outside Sales, 300+ Inside Sales, and 300
Counter Sales
Key Competitive Advantages
– Open Warehouse Format
– Will Call / Delivery / Direct ship
– Broad Product Offering
White Cap Footprint
Select Business Initiatives
Focused Execution at MSA Level
- Targeted Trade Expansion
- Merchandising
- Logistics
Expanding Gross Margin
Overview: White Cap
1
See appendix for reconciliation to Segment Operating Income
1

Utilities Footprint
Opportunity… $22B
- $768M YTD Net Sales; $41M YTD Adj. EBITDA
- 68 Locations in 26 States and 4 Canadian Provinces
- Outsourcing Trend of Investor Owned Utilities
- Upgrade and Improvement in Aging T&D Infrastructure
Products… 130,000 SKUs
- Wire and Cable, Transformers, Switches
- Outsourcing Solutions, Automated Meter Reading
(AMR), Generation
Customers… ~5,000
- Include Municipal, Cooperative, Provincial and Investor
Owned Utilities
- Diversified Base, Top 50 make up 53% of Sales
Associates… ~800
- 116 Outside Sales Reps…12 Years Avg. Experience
at HDS; 120 Inside Sales Reps
- Strong Management Team with Combined 211 Years
Experience
Key Competitive Advantages
- Largest Pure Play Utilities Wholesaler in the U.S. and
Canada
- Centralized Sourcing with Local Negotiations to Deliver
Value Driven Solutions
- Technology Leadership
- National Scope with Local Service
Select Business Initiatives
Driving Growth in Key Segments
- Automation:  AMI, DR-DSM
- Alliances:  Single Source & Outsourcing
- Project Services:  Materials Management
Pricing and Inventory Optimization
Overview: Utilities
1
See appendix for reconciliation to Segment Operating Income
1

Overview: Industrial PVF
Industrial PVF’s Footprint
Opportunity… ~$22B
- $514M YTD Net Sales; $51M Adj. EBITDA
- 40 Locations in 17 U.S. states, 1 Canadian Location
- #1 Player in Niche Metals Market
- Key Competitors Actively Consolidating
Products… 63,000+ SKUs
- Stainless Steel and Special Alloy Pipe, Flanges, Fittings,
Plate and Sheet; Hi-performance Valves and Actuators;
High Density Polyethylene Pipe, Flanges, Fittings and
Fusion Services
Customers… 9,000+
- Primary Customers: Industrial and Manufacturing
Facilities, Including Oil and Gas, Chemical, Food and
Beverage; Mechanical Contractors and OEMs
Associates… ~700
- Approximately 90 Outside Sales Associates
- Average Industry Experience of Managers is 28 years
Key Competitive Advantages
- Strong Purchasing Discipline Preserves Inventory Value
Over the Long Term
- Real-time Pricing Processes Capture the Maximum
Margins Allowed by Marketplace
- Highly Scalable Model with Variable Cost Structure
Select Business Initiatives
Extending Presence in Current Segments…
Focusing on MRO
Adding New Product Lines and Expansion of
Current Assortment
1
See appendix for reconciliation to Segment Operating Income
1

19 YTD 3Q09 Financials

Macro Overview
(Since 2006)
($ in millions)
GM% (Core Profitability Metric) Stable…
Pricing
Discipline and Cost Leadership
Reduced Operational Headcount and “De-Layered”
Overhead…Retained Customer Facing
Personnel
Aggressive Management of SG&A; Investing in
Growth Initiatives
Net Sales Trending in Line with Economic Declines Net Sales $12.6B $11.7B $9.8B $7.7B
GM $3.3B $3.1B $2.6B $2.1B
SGA $2.3B $2.4B $2.0B $1.7B
Adj. EBITDA $1,030 $747 $601 $346
Adj. EBITDA % 8.3% 6.9% 6.6% 5.0%
Working Capital
(excl. Cash and cash equivalents)
$1.9B $1.3B $1.3B
Headcount 20K 17K 16K
Facility Count 1,100 1,020 800
2006 2006 2007 2007 2008 2008
Consolidated Facilities… Maintained Geographic
Footprint
Volume-Driven Decline; Improved Inventory
Aging and AR Profile
$2.0B
23K
1,100
SF Housing Starts
5
1,036 615 437 1,473
Non-Resi Constr
6
$238B $243B $169B $217B
YOY % -30% -41% -29%
YOY % 10% 2% -30%
1. Pro Forma for two months of Hughes results prior to acquisition by HD Supply in 2006; Revenue: $1.3B and EBITDA: $0.1B
2. See appendix for reconciliation to GAAP Net Income
3. 4Q08 includes previously disclosed charge of $33M related to increase in Accounts Receivable valuation allowance.
4. orking Capital is defined as current assets minus current liabilities
5. Source: Economy.com Nov-09; Oct’09=FY09 Forecast
6. Source: McGrawHill/Dodge 3Q09 (Total US, non-residential); Oct’09=FY09 Forecast
YOY % -7% -16%
Fiscal Year End: 2006-1/28/07; 2007-2/3/08; 2008-2/1/09; Oct-09 ended 11/1/09
% of Sales 26.6% 26.7% 27.0% 26.8%
% of Sales 18.2% 20.4% 20.9% 22.3%
Pro Forma
1
2
4
3
Oct’09 LTM
3
W

Net Sales in Line with Economic
Declines
October YTD’09 Financial Results
Net Sales
GM% 27.3% 27.1%
Adj. EBITDA $589 $335
Adj. EBITDA% 7.5% 5.8%
SG&A % 19.9% 21.4%
Headcount 18,573 15,780
Cash Flow
(pre-tax,unlevered)
$666 $399
Gross Working Capital $1,951 $1,436
Net Debt $5.6B $5.1B
$5.8B
$7.9B
Oct-08
YTD
Oct-09
YTD
Operations
Balance Sheet
Average Daily Sales
$30.3 $40.9
($ in millions)
YTD GM% Impacted by Commodities
Excluding commodities, GM% Holding
Despite Net Sales Decline
EBITDA Predictability Improving
Net Debt Reduction Approaching $1B
Since Inception
Aligning Cost Structure with Volume
Decline; Maintaining Strategic Costs;
Investing for Growth
1. GM% and SGA% presented on Adjusted EBITDA basis. Oct-09YTD excludes restructuring of $9M (in GM%) and stock comp and
management fees of $13M and $4M resp. (in SGA%)
2. See appendix for reconciliation to GAAP measurements
3. Gross Working Capital = [Trade AR, gross of allowance for doubtful accounts, vendor rebates and other receivables] + [Inventory, gross of inventory reserves and unearned rebates & discounts] – Accounts Payable
4. Net Debt = Total Debt – Cash and Cash Equivalents (3Q08: Total Debt=$6.3B;
Cash and Cash Equivalents=$0.7B)
1
1
3
4
2
2

October YTD’09 Gross Margin
($ in millions)
27.3%
27.1%
27.2%
26.8%
Oct'08 Oct’09 Oct’08 Oct’09
YTD LTM
HDS GM% HDS GM%
1. Excludes the impact of restructuring charges related to inventory liquidation in Oct-09YTD of $9M
2. Management estimates
3. Excludes the impact of restructuring charges related to inventory liquidation in 4Q08 of $3M and YTD09 of $9M
Excl
Commodities
27.9%
Excl
Commodities
27.8%
1 3
Maintaining
Price Discipline &
Leveraging
Sourcing
Capabilities to Drive
Margin
Improvement Notwithstanding Declining Volumes…
Large Investments in Pricing Technology
/ Personnel
Proprietary Brands, Imports, and Supplier Initiatives Driving Cost Leadership
Excluding the Impact of Commodities, LTM09 is +60bps above LTM08
2 2

($313M)
Reduced SG&A $313M Overall
Drove Variable Cost Improvement
(9.1% of Net Sales -20bps)
– Operational Efficiencies/Consolidations
– Technology Transforming Supply Chain
Invested in Revenue and Strategic
Initiatives (Fixed Cost 12.3% of Net
Sales +170bps)
– Retained 90% Commercial Personnel
(Approx 5,000)
– Maintained Presence in Key Markets
– Customer, Product and Geographical
Expansion
October YTD’09 SG&A
($ in millions)
% Net Sales
VPY$
Variable 9.3% 9.1%
Fixed 10.6% 12.3%
Headcount 18,573 15,780
Oct-08 Oct-09
$1,562
19.9%
$1,249
21.4%
1
SG&A excludes Stock Compensation and Management Fees - ’09:$13M & $4M resp.; ’08: $10M & $4M resp.
YTD SG&A
Memo: Oct’09 LTM
SG&A $1,729
22.3% of Net Sales
1

1 1
2
Adj. A/R
DSO 50
$1,026
YE08 Oct-09
DOH 79
$1,186
YE08 Oct-09
Adj. Inventory
DPO 52
$776
YE08 Oct-09
VYE $94M
VPY $248M
Cash Gap 78
$1,436
YE08 Oct-09
Gross WC
VYE $90M
VPY  $459M
VYE $155M
VPY  $305M
A/P
VPM $151M
VPY $515M
($ in millions)
October YTD’09 Gross Working Capital
$1,116
$1,341
$870
$1,587
59 90
56 93
$700M Reduction in Working
Capital (v ’07)
– Senior Management Engagement
– Common Metrics/Transparency
– Routine Pulsing
– Cash Based Compensation
Receivable Write-Offs at 30bps
as Percent of Revenue
– Technology Investments
– Disciplined Credit Approach (Liens)
YE07
Gross WC $2.1B3
Cash Gap
79 days
Fiscal Year End: 2008-2/1/09
1.  See Appendix for reconciliation to GAAP
2.  Gross Working Capital = [Trade AR, gross of allowance for doubtful accounts, vendor rebates and other receivables] + [Inventory, gross of inventory reserves and unearned rebates & discounts] – Accounts Payable
3.  YE07 Gross Working Capital of $2.1B = $1.4B (A/R) + $1.6B (Inv) - $0.9B (A/P)

1
2
3
October YTD’09 Cash Flow
Unlevered, Pre-Tax CF
($ in millions)
Adj. EBITDA and Working Capital
Driving Cash Flow
Capex Dramatically Reduced (20% YTD)
YTD Cash Flow 119% of Adj. EBITDA
NOL’s Treated as Non Operational
Comments
YTD
1. See appendix for reconciliation to GAAP measurements
2. Net Capex = Capital Expenditures – Proceeds on Sales of Property and Equipment
3. A/P presented net of Accrued Liabilities
Memo:
3Q09YTD VPY$ LTM
Adj. EBITDA $335 ($254) $346
Net Capex (35) 2 (57)
(Incr)/Decr in A/R 91 156 458
(Incr)/Decr in Inv 138 69 281
Incr/(Decr) in A/P (97) (189) (251)
Sub-total 132 36 488
Chg. in Other Assets/Liabilities (42) 36 (47)
Purchase/Sale of business, net 9 (87) 9
Pre-tax, Unlevered Cash Flow
1
$399 ($267) $739

October Debt & Liquidity Summary
Gross Debt Rollforward
Available Liquidity
Availability Drawn Excess
Availability
$1,318
(846)
$472
YE08
ABL Rollforward
Oct-09
$1,183
(697)
$487
Drawn
Cash
Balances
Net
Debt
771
727
472
487
$1.2B
$1.2B
YE08 Oct’09
Cash Available ABL
($ in millions)
$6.1B
$5.8B
0.3
0.3
1.5 1.4
2.5 2.5
1.0
1.0
0.8
0.6
YE08 Oct’09
ABL
Rev.
Term
Sr. Unsec.
PIK
$771 $727
$5.3B $5.1B
Availability Excess
Availability

27 Appendix

Description of EBITDA & Adjusted EBITDA
EBITDA, a measure used by management to evaluate operating performance, is defined as net income (loss) less income
(loss) from discontinued operations, net of tax, plus (i) interest expense and interest income, net, (ii) provision (benefit) for income taxes, and (iii) depreciation and amortization. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. We believe EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside the control of operating management and that can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate, age and book depreciation of facilities and capital investments. In addition, EBITDA provides more comparability between the historical results of HD Supply prior to the acquisition by HDS Holding Corporation of all the outstanding capital stock of each of HD Supply, Inc. and CND Holdings, Inc. as well as certain intellectual property from the Home Depot, Inc. (the
“Acquisition”) and results that reflect the new capital structure after the Acquisition. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

Description of EBITDA & Adjusted EBITDA cont’d
In addition, we present Adjusted EBITDA because it is based on “Consolidated EBITDA,” a measure which is used in calculating financial ratios in several material debt covenants in our senior secured credit facility and our senior asset-based revolving credit facility (together, the “Senior Credit Facilities”). Borrowings under the Senior Credit Facilities are a key source of liquidity and our ability to borrow under the Senior Credit Facilities depends upon, among other things, our compliance with such financial ratio covenants. Adjusted EBITDA is defined as EBITDA adjusted to exclude non-cash items, unusual items and certain other adjustments to Consolidated Net Income permitted in calculating Consolidated EBITDA under the Senior Credit Facilities. We believe that inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about how the covenants in those agreements operate and about certain non-cash items, unusual items that we do not expect to continue at the same level and other items. The Senior Credit Facilities permit us to make certain adjustments to Consolidated Net Income in calculating Consolidated EBITDA, such as projected net cost savings, which are not reflected in the Adjusted EBITDA data presented in this presentation. We may in the future reflect such permitted adjustments in our calculations of Adjusted EBITDA.
• EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analyzing our results as reported under GAAP. Some of these limitations are:
• EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;
• EBITDA and Adjusted EBITDA do not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt;
• EBITDA and Adjusted EBITDA do not reflect our income tax expenses or the cash requirements to pay our taxes;
• EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; and
• although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements.

Reconciliation to GAAP Financials
LOB Adj. EBITDA to Op. Income LOB Adj. EBITDA to Op. Income 2006 to 2009YTD GAAP Reconciliation 2006 to 2009YTD GAAP Reconciliation
Fiscal Year End: 2006-1/28/07; 2007-2/3/08; 2008-2/1/09
2006 2007
3QYTD FY 3QYTD LTM
Adjusted EBITDA 964      747      589      601      335      346
Reconciling Items:
Depreciation and Amortization (191)     (291)     (312)     (411)     (295)     (394)
Goodwill Impairment -       -       (48)       (1,053) (224)     (1,229)
Restructuring -       -       (36)       (23)       (59)
Stock Compenstion (17)       (34)       (10)       (14)       (13)       (17)
Management Fee -       (2)         (4)         (6)         (4)         (5)
GAAP Operating Income 756      420      215      (919)     (224)     (1,358)
Interest Expense (321)     (510)     (479)     (642)     (449)     (611)
Other Income -       -       (2)         (11)       205      196
GAAP Pre-Tax Income 435      (90)       (267)     (1,572) (468)     (1,773)
Tax Benefit (169)     25        79        318      131      370
GAAP Net Income (Cont Ops) 266      (65)       (188)     (1,254) (337)     (1,403)
* 2008 as revised
2007
3QYTD FY 3QYTD LTM
Cash Flow (pre-tax, unlevered) 494      666      1,006   399      739
Reconciling Items:
Interest Paid (286)     (371)     (397)     (346)     (372)
Purchase/Sale of business, net -       (96)       (96)       (9)         (9)
Proceeds/ from sale of PPE (62)       (16)       (18)       (6)         (8)
Taxes (65)       (7)         (9)         127      125
Cash Flow Support from THD 431      -       -       -       -
Capital Expenditures 251      53        77        41        65
Equity Contribution -       (9)         (10)       -       (1)
Other 9          (11)       5          (1)         15
GAAP Operating Cash Flow 772      209      548      205      544
2009 2008*
2008 2009
AR & Inventory Reconciliation AR & Inventory Reconciliation
($ in millions)
3Q09 YTD WW FM WC UTL IPVF
Adjusted EBITDA 84 228 (16) 41 51
Reconciling Items:
Depreciation and Amort. (75) (71) (34) (15) (12)
Segment Operating Income* 8 157 (51) 26 39
*Segment Operating Income excludes Goodwill Impairment and Restructuring Charges
2007 2008 2008 2009
FY 3QYTD FY 3QYTD
Adjusted AR 1,440 1,485 1,116 1,026
Reconciling Items:
Vendor Rebates 110 80 67 43
Allowance For Doubtful  Accounts (72) (62) (95) (76)
Other Recievables 121 30 34 8
GAAP Receivables 1,599 1,532 1,123 1,001
2007 2008 2008 2009
FY 3QYTD FY 3QYTD
Adjusted Inventory 1,575 1,491 1,341 1,186
Reconciling Items:
Unearned Rebates & Discounts (18) (20) (34) (32)
Inventory Reserves (44) (96) (89) (88)
GAAP Inventory 1,513 1,375 1,218 1,066